Exhibit 99.1

1350 Avenue of the Americas New York, NY 10019

Press Release

CRH announces Cash Tender Offers,

Exchange Offers and Consent

Solicitations for Arcosa, Inc. Notes

NEW YORK – November 4, 2026 – In connection with the recent completion of the acquisition of Arcosa, Inc. (“Arcosa”) on October 23, 2026 (the “Arcosa Acquisition”), CRH plc (NYSE: CRH) announced today that CRH America Finance, Inc. (“CRH AF”), an indirect wholly owned subsidiary of CRH plc, has commenced (i) cash tender offers (the “Tender Offers” and each a “Tender Offer”) to purchase any and all of the outstanding 4.375% Senior Notes due 2029 (the “2029 Arcosa Notes”) and 6.875% Senior Notes due 2032 (the “2032 Arcosa Notes” and, together with the 2029 Arcosa Notes, the “Arcosa Notes”), issued by Arcosa, an indirect wholly owned subsidiary of CRH plc, as set forth in the table under the heading “The Tender Offers” below, and (ii) offers to Eligible Holders (as defined below) to exchange (the “Exchange Offers” and each an “Exchange Offer”, and together with the Tender Offers, the “Offers” and each an “Offer”) any and all of the Arcosa Notes for up to $1,000,000,000 aggregate principal amount of new notes issued by CRH AF and fully and unconditionally guaranteed by CRH plc (the “New CRH AF Notes”), as set forth in the table under the heading “The Exchange Offers” below.

In conjunction with the Offers, Arcosa is soliciting consents (the “Consent Solicitations” and each a “Consent Solicitation”) from holders of the Arcosa Notes with respect to certain proposed amendments (the “Proposed Amendments”) to the indentures governing the Arcosa Notes (the “Existing Arcosa Indentures”). The Proposed Amendments, if adopted, would eliminate certain of the covenants, restrictive provisions, events of default and guarantee provisions currently contained in the Existing Arcosa Indentures. The applicable consent threshold for the Proposed Amendments may be satisfied for any series of Arcosa Notes by tenders pursuant to the applicable Tender Offer or the applicable Exchange Offer, or both combined. A holder of Arcosa Notes will only be able to tender specific Arcosa Notes into either the applicable Tender Offer or, if such holder is an Eligible Holder, the applicable Exchange Offer. Holders may not deliver a consent in a Consent Solicitation without tendering Arcosa Notes of the applicable series in the applicable Offer. If a holder tenders Arcosa Notes in an Offer, such holder will be deemed to deliver its consent, with respect to the principal amount of such tendered Arcosa Notes, to the Proposed Amendments to the corresponding Existing Arcosa Indenture.

The purpose of the Offers is to purchase or exchange outstanding Arcosa Notes. Arcosa Notes that are accepted and purchased or exchanged in the Offers will be canceled and will no longer remain outstanding obligations of Arcosa.

The Tender Offers

The following table sets forth the Tender Consideration, Early Tender Premium and Total Tender Consideration for each series of Arcosa Notes:

Title of Notes	CUSIP / ISIN	Issuer	Aggregate Principal Amount Outstanding	Tender Consideration(1)(2)	Total Tender Consideration(1)(2)(3)
4.375% Senior Notes due 2029	039653AA8 / US039653AA89 (Rule 144A) U2214LAA6 / USU2214LAA62 (Reg S)	Arcosa	$400,000,000	$933.75	$983.75
6.875% Senior Notes due 2032	039653AC4 / US039653AC46 (Rule 144A) U2214LAB4 / USU2214LAB46 (Reg S)	Arcosa	$600,000,000	$985.00	$1,035.00

(1)	For each $1,000 principal amount of Arcosa Notes validly tendered, not validly withdrawn and accepted for purchase.
(2)	Does not include accrued and unpaid interest, which will be paid in addition to the Tender Consideration or the Total Tender Consideration, as applicable.
(3)	Includes the Early Tender Premium of $50 for each $1,000 principal amount of Arcosa Notes validly tendered, not validly withdrawn and accepted for purchase.

The Tender Offers and related Consent Solicitations are being made pursuant to and are subject to the terms and conditions set forth in the Offer to Purchase, dated November 4, 2026 (the “Offer to Purchase”). All holders of Arcosa Notes are eligible to participate in the Tender Offers.

The Tender Offers and related Consent Solicitations will expire at 5:00 p.m., New York City time, on December 4, 2026, unless extended (such date and time with respect to a Tender Offer, as the same may be extended, the “TO Expiration Date”) or earlier terminated. Tendered Arcosa Notes may not be withdrawn, and delivered consents may not be revoked, after 5:00 p.m., New York City time, on November 18, 2026, unless extended (such date and time with respect to a Tender Offer, as the same may be extended, the “TO Withdrawal Deadline”), except in certain limited circumstances where additional withdrawal or revocation rights are required by law. Holders who validly tender their Arcosa Notes into the applicable Tender Offer on or prior to 5:00 p.m., New York City time, on November 18, 2026, unless extended (such date and time with respect to a Tender Offer, as the same may be extended, the “TO Early Tender Deadline”), will receive $983.75 for the 2029 Arcosa Notes and $1,035.00 for the 2032 Arcosa Notes per $1,000 principal amount of Arcosa Notes accepted for purchase pursuant to the applicable Tender Offer (the “Total Tender Consideration”), which includes the “Early Tender Premium” of $50 per $1,000 principal amount of the Arcosa Notes accepted for purchase pursuant to the applicable Tender Offer. Holders who validly tender their Arcosa Notes into the applicable Tender Offer after the TO Early Tender Deadline but on or prior to the Expiration Date will receive $933.75 for the 2029 Arcosa Notes and $985.00 for the 2032 Arcosa Notes per $1,000 principal amount of Arcosa Notes accepted for purchase pursuant to the applicable Tender Offer (the “Tender Consideration”), which is equal to the applicable Total Tender Consideration minus the Early Tender Premium. In addition to the Tender Consideration or the Total Tender Consideration, as applicable, holders whose Arcosa Notes are accepted for purchase in a Tender Offer will receive the accrued and unpaid interest on such Arcosa Notes from the last interest payment date thereon to, but excluding, the applicable settlement date.

The settlement date for Arcosa Notes validly tendered, and not validly withdrawn into a Tender Offer on or prior to the TO Early Tender Deadline, and accepted for purchase is expected to be November 20, 2026 (the “Early Settlement Date”). The settlement date for Arcosa Notes validly tendered and not validly withdrawn into a Tender Offer after the TO Early Tender Deadline but on or prior to the TO Expiration Date is expected to be December 8, 2026 (the “Final Settlement

Date”). CRH AF is under no obligation to have an Early Settlement Date and if no Early Settlement Date occurs, CRH AF will make such payments on the Final Settlement Date.

Substantially concurrently with the commencement of the Offers, CRH AF has commenced a public offering of senior debt securities to be issued by CRH AF and guaranteed by CRH plc (the “Concurrent Notes Offering”). CRH AF intends to use a part of the aggregate net proceeds of the Concurrent Notes Offering, subject to the terms and conditions of the Tender Offers, to purchase, on the Early Settlement Date and the Final Settlement Date, all Arcosa Notes that are validly tendered and not validly withdrawn before the TO Early Tender Deadline or the Tender Expiration Date, as applicable, and accepted for purchase.

There are no guaranteed delivery provisions provided for by CRH AF in conjunction with the Tender Offers under the terms of the Offer to Purchase. Holders must tender their Arcosa Notes in accordance with the procedures set forth in the Offer to Purchase.

CRH AF’s obligation to accept for purchase, and to pay for, the Arcosa Notes validly tendered and not validly withdrawn in the Offers is subject to the satisfaction or waiver of the conditions as described in the Offer to Purchase, including the condition that CRH AF receives an amount of aggregate gross proceeds from the Concurrent Notes Offering sufficient to pay for the consideration for the Tender Offers, on or before the Early Settlement Date on terms acceptable to CRH AF, in its sole discretion. CRH AF reserves the right, in its sole discretion, subject to applicable law, with respect to each Offer, (i) to accept for purchase and pay for all Arcosa Notes validly tendered on or before the Early Settlement Date or Final Settlement Date and to keep the applicable Tender Offer open or extend the TO Early Tender Deadline or the TO Expiration Date to a later date and time as announced by CRH AF, (ii) to waive any or all conditions to a Tender Offer for Arcosa Notes tendered on or before the TO Early Tender Deadline or the TO Expiration Date, as applicable, (iii) to extend or terminate or otherwise amend such Tender Offer, and (iv) to extend, withdraw, terminate or amend the terms and conditions of an Exchange Offer, at any time and for any reason. Any such delay, extension, termination, amendment, modification or waiver with respect to either or both of the Tender Offers will automatically delay, extend, terminate, amend, modify or waive conditions precedent to the corresponding Consent Solicitation, as applicable.

The Exchange Offers

The following table sets forth the Exchange Consideration and Total Exchange Consideration for each series of Arcosa Notes:

Title of Notes	CUSIP Number / ISIN	Issuer	Aggregate Principal Amount Outstanding	Exchange Consideration(1)	Total Exchange Consideration(2)
4.375% Senior Notes due 2029	039653AA8 /US039653AA89 (Rule 144A) U2214LAA6/USU2214LAA62 (Reg S)	Arcosa	$400,000,000	$950 principal amount of New CRH AF 4.375% Guaranteed Notes due 2029	$1,000 principal amount of New CRH AF 4.375% Guaranteed Notes due 2029
6.875% Senior Notes due 2032	039653AC4 /US039653AC46 (Rule 144A) U2214LAB4 / USU2214LAB46 (Reg S)	Arcosa	$600,000,000	$950 principal amount of New CRH AF 6.875% Guaranteed Notes due 2032	$1,000 principal amount of New CRH AF 6.875% Guaranteed Notes due 2032

(1)	For each $1,000 principal amount of Arcosa Notes validly tendered after the EO Early Tender Date but at or before the EO Expiration Date, not validly withdrawn and accepted for exchange.
(2)	For each $1,000 principal amount of Arcosa Notes validly tendered at or before the EO Early Tender Date, not validly withdrawn and accepted for exchange.

The Exchange Offers and related Consent Solicitations are being made pursuant to and are subject to the terms and conditions set forth in the Offering Memorandum, dated November 4, 2026 (the “Offering Memorandum”).

The New CRH AF Notes will have the same maturity, interest rate and payment dates as the applicable series of Arcosa Notes, and will have registration rights as set forth in the Offering Memorandum.

The New CRH AF Notes have not been registered with the Securities and Exchange Commission (the “SEC”) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or with any securities regulatory authority of any State or other jurisdiction. The New CRH AF Notes may not be offered or sold in the United States or to, or for the account or benefit of, any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

The Exchange Offers will only be made, and the New CRH AF Notes are only being offered and will only be issued, to holders of Arcosa Notes (1) either (a) in the United States, that are “qualified institutional buyers” (“QIBs”), as that term is defined in Rule 144A under the Securities Act, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) outside the United States, that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-“U.S. person,” (2) (a) if located or resident in any Member State of the European Economic Area, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”)); or (b) if located or resident in the United Kingdom, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or both) of the following: (i) not a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) not a qualified investor as defined in paragraph 15 of Schedule 1 to the Public Offers and Admissions to Trading Regulations 2024 and (3) if resident in Canada, to a holder who is both an “accredited investor” as defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) or section 73.3(1) of the Securities Act (Ontario), as applicable, and is a “permitted client” as defined in National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”). Only holders of Arcosa Notes who certify that they are eligible to participate in the Exchange Offers pursuant to at least one of the foregoing conditions by completing and returning the eligibility certification (such holders, “Eligible Holders”) are eligible to receive or review the Offering Memorandum or to participate in the Exchange Offers. The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/crh. There is no separate letter of transmittal in connection with the Offering Memorandum.

The Exchange Offers and related Consent Solicitations will expire at 5:00 p.m., New York City time, on December 4, 2026, unless extended (such date and time with respect to an Exchange Offer, as the same may be extended, the “EO Expiration Date” and together with the corresponding TO Expiration Date, the “Expiration Date”). Tenders of Arcosa Notes may not be

withdrawn, and consents may not be revoked, after 5:00 p.m., New York City time, on November 18, 2026, unless extended (such date and time with respect to an Exchange Offer, as the same may be extended, the “EO Withdrawal Deadline” and together with the corresponding TO Withdrawal Deadline, the “Withdrawal Deadline”), except in certain limited circumstances where additional withdrawal or revocation rights are required by law. To be eligible to receive the Total Exchange Consideration set forth in the table above, Eligible Holders must validly tender their Arcosa Notes into the applicable Exchange Offer and not validly withdraw such Arcosa Notes on or prior to 5:00 p.m., New York City time, on November 18, 2026, unless extended (such date and time with respect to an Exchange Offer, as the same may be extended, the “EO Early Tender Date”). Eligible Holders who validly tender their Arcosa Notes into the applicable Exchange Offer after the EO Early Tender Date but on or prior to the EO Expiration Date will receive the applicable Exchange Consideration set forth in the table above. There is no early settlement date with respect to the Exchange Offers.

CRH AF’s obligation to accept for purchase, and to pay for, Arcosa Notes validly tendered and not validly withdrawn in the Exchange Offers is subject to the satisfaction or waiver of the conditions as described in the Offering Memorandum, although CRH AF may waive any condition at any time with respect to either of the Exchange Offers. CRH AF in its sole discretion, may amend the terms of any Exchange Offer without amending the terms of the other Exchange Offer and may extend the EO Early Tender Date and/or the EO Expiration Date with respect to either or both of the Exchange Offers, subject to applicable law. Subject to applicable law, CRH AF expressly reserves the right, in its sole discretion and with respect to either or both of the Exchange Offers to: (i) delay accepting any Arcosa Notes; (ii) extend an Exchange Offer or terminate an Exchange Offer and not accept any Arcosa Notes; (iii) extend the EO Early Tender Date without extending the EO Withdrawal Deadline; (iv) terminate an Exchange Offer and return all tendered Arcosa Notes of the applicable series to the respective tendering Eligible Holders; and (v) amend, modify or waive in part or whole, at any time, or from time to time, the terms of an Exchange Offer in any respect, including waiver of any conditions to consummation of an Exchange Offer. Any such delay, extension, termination, amendment, modification or waiver with respect to either or both of the Exchange Offers will automatically delay, extend, terminate, amend, modify or waive conditions precedent to the corresponding Consent Solicitation, as applicable.

The Consent Solicitations

At any time at or before the Expiration Date, but not before the Withdrawal Deadline, if Arcosa receives valid consents sufficient to effect the applicable Proposed Amendments for a series of Arcosa Notes, Arcosa and the trustee under the corresponding Existing Arcosa Indenture may execute and deliver one or more supplemental indentures relating to the applicable Proposed Amendments that will be effective upon execution but will only become operative upon the purchase or exchange by CRH AF of all Arcosa Notes of the applicable series validly tendered and not validly withdrawn on or prior to the Expiration Date and accepted for purchase or exchange pursuant to the applicable Offer. As a result, once the relevant supplemental indentures are executed, any subsequent withdrawal of a tender (to the extent withdrawal rights are available) will not revoke the previously delivered consent. Such supplemental indentures will be effective upon execution, but the Proposed Amendments will only become operative upon (i) the exchange (or purchase, pursuant to the applicable Concurrent Tender Offer), by CRH AF of all Arcosa Notes of the applicable series validly tendered and not validly withdrawn on or prior to the Expiration Date and accepted for exchange or purchase pursuant to the applicable Offer or (ii) if the requisite consents in respect of an applicable series of Arcosa Notes were obtained in the applicable Tender Offer as of the TO Early Tender Deadline, the purchase by CRH AF pursuant to such Tender Offer of the Arcosa Notes to which such requisite consents relate. If such supplemental indentures are executed, but CRH AF does not purchase or exchange all Arcosa Notes that are validly tendered and not validly withdrawn and accepted for purchase or exchange pursuant to the applicable Offer as described above, such supplemental indentures will be of no force and effect.

TD Securities (USA) LLC is the sole Dealer Manager and Solicitation Agent for each of the Offers. Global Bondholder Services Corporation is the Tender Agent, Exchange Agent and Information Agent. Persons with questions regarding an Offer should contact TD Securities (USA) LLC (toll-free) at (866) 584-2096. Requests for copies of the Offer to Purchase, the Offering Memorandum and related materials should be directed to Global Bondholder Services Corporation at (212) 430-3774, (toll-free) (855) 654-2015 or contact@gbsc-usa.com. Questions regarding the tendering of Arcosa Notes may be directed to Global Bondholder Services Corporation (toll-free) at (855) 654-2015.

This press release is for informational purposes only. The Tender Offers, Exchange Offers and the Consent Solicitations are being made only to persons to whom such offers may be lawfully made and only pursuant to the Offer to Purchase or the Offering Memorandum, as applicable, and the information in this press release is qualified by reference to the Offer to Purchase or the Offering Memorandum, as applicable. This press release does not constitute an offer to sell or purchase, or the solicitation of an offer to sell or purchase, any securities including the Arcosa Notes. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. No recommendation is made as to whether holders should tender any Arcosa Notes in response to the Tender Offers and, if they are Eligible Holders, the Exchange Offers (and deliver consents in response to the Consent Solicitations). Holders must make their own decision as to whether to participate in the Tender Offers and, if they are Eligible Holders, the Exchange Offers (and the Consent Solicitations) and, if so, the principal amount of Arcosa Notes to tender.

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Contacts

Danilo Juvane	Lauren Schulz
Head of Investor Relations	Chief Communications Officer
Danilo.Juvane@crh.com	Lauren.Schulz@crh.com

About CRH

CRH is the leading provider of building materials critical to modernizing infrastructure. With our team of 83,000 people across 4,000 locations, our unmatched scale, connected portfolio, and deep local relationships make us the partner of choice for transportation, water, and reindustrialization projects, shaping communities for a better tomorrow. CRH (NYSE: CRH) is a member of the S&P 500 Index. For more information, visit www.crh.com.

Forward-Looking Statements

This press release contains statements that are, or may be deemed to be, forward-looking statements. These forward-looking statements may generally, but not always, be identified by the use of words such as “will,” “anticipates,” “should,” “could,” “would,” “targets,” “aims,” “may,” “continues,” “expects,” “is expected to,” “estimates,” “believes,” “intends” or similar expressions. These forward-looking statements include all matters that are not historical facts or matters of fact at the date of this press release.

In particular, the following, among other statements, are all forward-looking in nature: potential adoption and effect of the Proposed Amendments and the Offers; expected timing of expiration of the Tender Offers, Exchange Offers and related Consent Solicitations; intended use of the aggregate net proceeds of the Concurrent Notes Offering; expected Early Settlement Date; anticipated maturity, interest rate, payment dates, and registration rights of the New CRH AF Notes; and anticipated execution and effect of any supplemental indentures relating to the Proposed Amendments.

By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that may or may not occur in the future and reflect CRH’s current expectations and assumptions as to such future events and circumstances that may not prove accurate. You are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this press release. CRH expressly disclaims any obligation or undertaking to publicly update or revise these forward-looking statements other than as required by applicable law.

A number of material factors could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements, certain of which are beyond our control, and which include, but are not limited to: economic and financial conditions, including changes in interest rates, inflation, price volatility and/or labor and materials shortages; the indebtedness incurred to finance the Arcosa Acquisition and its effect on CRH’s financial condition; and the risks and uncertainties described under “Risk Factors” in Part I, Item 1A in CRH’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 as filed with the U.S. Securities and Exchange Commission (the “SEC”) and in CRH’s other filings with the SEC.